UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2005
                                                        ------------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566                42-1547151
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                       07306-4599
------------------------------------------                       ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.04       Temporary Suspension of Trading Under Registrant's Employee
                -----------------------------------------------------------
                Benefit Plans.
                --------------

         Provident Financial Services, Inc. (the "Company") has been notified that as a result of a change in the recordkeepers for The Provident Bank Employee Savings Incentive Plan, The Provident Bank Employee Stock Ownership Plan and The Incentive Savings Plan for the Employees of First Savings Bank (collectively, the "Plans"), there will be a blackout period during which participants in the Plans will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or to obtain a loan or distribution from the Plans, or to change salary deferral amounts.

         On September 20, 2005, the Company sent a Notice of Blackout Period Memorandum to its directors and executive officers informing them that a blackout period is expected to be in effect beginning September 21, 2005 and ending the calendar week of October 17, 2005 for The Provident Bank Employee Savings Incentive Plan and The Provident Bank Employee Stock Ownership Plan and beginning September 23, 2005 and ending the calendar week of October 17, 2005 for The Incentive Savings Plan for Employees of First Savings Bank.

         The Memorandum was provided to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.     Description
                    -----------     -----------

                     99.1 Notice of Blackout Period dated September 20, 2005 to Directors and Executive Officers of Provident Financial Services, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    PROVIDENT FINANCIAL SERVICES, INC.



DATE:  September 20, 2005       By: /s/John F. Kuntz
                                    --------------------------------------------
                                    John F. Kuntz
                                    Executive Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1 Notice of Blackout Period dated September 20, 2005 to Directors and Executive Officers of Provident Financial Services, Inc.

                                                                    Exhibit 99.1